Exhibit 13.1(a)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Woori Finance Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2007 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 25, 2008	/s/ Byong-Won Bahk
Byong-Won Bahk
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Woori Finance Holdings Co., Ltd. and will be retained by Woori Finance Holdings Co., Ltd. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

Exhibit 13.1(b)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Woori Finance Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2007 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 25, 2008	/s/ Dongil Kim
Dongil Kim
Senior Managing Director and Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Woori Finance Holdings Co., Ltd. and will be retained by Woori Finance Holdings Co., Ltd. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.